Advantage II Variable Annuity
                         Advantage III Variable Annuity
                             Vector Variable Annuity
                           Vector II Variable Annuity
                                Variable Annuity
                               Variable Annuity II

                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                          Supplement dated May 25, 2007
                        to Prospectuses Dated May 1, 2007

This supplement will alter the prospectuses listed above in the following manner:

On page two of the prospectus, under Separate Account Investment Portfolios, the following portfolio will be closed to new investors as of June 15, 2007.

                   Alger American Small Capitalization Portfolio

Under the section titled, Investment Policies of the Portfolios, mark the following portfolio to reference footnote **

                   Alger American Small Capitalization Portfolio**

Under the section titled, Investment Policies of the Portfolios, add the following footnote after the table:

**This Investment Division will be closed to new investors as of June 15, 2007.

If You have money invested in this Investment Division as of the close of business on Thursday, June 14, 2007, You may continue to make additional investments into the portfolio. However, if You redeem or transfer completely out of this Investment Division after this date, You will not be able to reinvest in the portfolio.